SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       000-25032                25-1724540
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania         15017
                -------------------------------------------     -------------
                 (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /      Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
/  /      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
/  /      Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))
/  /      Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

          On October 20, 2004, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the third quarter ended September 30, 2004. A copy of the press release is attached hereto.

          The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  October 20, 2004

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                 CONTACTS: Richard M. Ubinger
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer
                                           (412) 257-7606
FOR IMMEDIATE RELEASE
                                           Comm-Partners LLC
                                           June Filingeri
                                           (203) 972-0186

           UNIVERSAL STAINLESS 2004 THIRD QUARTER EPS EXCEEDS FORECAST
                         - Backlog Reaches $60 million -

     BRIDGEVILLE, PA, October 20, 2004 -- Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) today reported third quarter 2004 sales of $33.3 million and net income of $2.7 million, or $0.43 per diluted share. This includes other income of $565,000, or $0.06 per diluted share, related to the delayed receipt of the remaining 2003 import duties awarded the Company under the "Continued Dumping and Subsidy Act of 2000" resulting from a favorable ruling on a lawsuit challenging the distribution method of the import duties.


     Sales for the 2004 third quarter were in line with the Company's forecast and EPS was ahead of the projected range of $0.30 to $0.35, before including the other income from import duties.

     In the third quarter of 2003, sales were $18.6 million and the Company incurred a net loss of $121,000 or $0.02 per diluted share.

     Commenting on the results, President and CEO Mac McAninch stated: "I am pleased with our performance in all of our markets and by the confidence our customers have demonstrated in us. In a period of very high market demand, we have worked diligently to respond to our customers' needs by investing rapidly to increase throughput and by maintaining a fair and transparent pricing policy in the face of volatile, rising costs."

     Mr. McAninch continued: "Our third quarter sales rose 79% from last year, which was a difficult period for the economy and our industry. More importantly, end market sales improved 15% over stronger 2004 second quarter levels, with sales of aerospace, power generation, petrochemical and tool steel products up 17%, 2%, 11% and 14%, respectively."

USAP REPORTS 2004 THIRD QUARTER RESULTS                               - Page 2 -

     Mr. McAninch added: "We continued to improve our profitability in the third quarter by focusing on higher value-added products and by taking necessary pricing action for cost recovery. I am especially pleased with the enthusiasm and dedication of our employees at Dunkirk Specialty Steel. They have done an excellent job of penetrating attractive niche markets and improving their product mix. Their improved operating results begin to show the facility's true potential to the Company. I also want to acknowledge the efforts of our employees at Bridgeville and Titusville, who increased shipments by 17% from the prior quarter. As our backlog continues to rise, we must continue to increase our productivity and remain focused on quality improvement and cost reduction initiatives."

Segment Review
--------------

     In the third quarter of 2004, the Universal Stainless & Alloy Products segment had sales of $31.2 million and operating income of $2.9 million. This compares with sales of $16.2 million and operating income of $554,000 in the third quarter of 2003 and sales of $25.1 million and operating income of $1.9 million in the second quarter of 2004.

     The strong growth reflected increased sales to all customer categories, including sales of reroll product to Dunkirk, in the year-over-year period and sequentially. Higher shipments, improved mix and price recovery initiatives led to greater profitability.

         The Dunkirk Specialty Steel segment reported record sales of $9.5 million and operating income of $1.2 million. This compares with sales of $5.2 million and an operating loss of $732,000 in the third quarter of 2003 and sales of $8.0 million and operating income of $651,000 in the prior quarter.

     Dunkirk's top line growth mainly reflected improved product mix and increased sales to service centers, while its total sales volume allowed further reductions in the manufacturing cost of products sold, leading to the continued improvement in its profitability.

Business Outlook
----------------
The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

     The Company estimates that fourth quarter 2004 sales will range from $32 to $37 million and that diluted EPS will range from $0.32 to $0.37. In the fourth quarter of 2003, sales were $18.8 million and the Company incurred a net loss per diluted share of $0.04. The 2004 fourth quarter EPS estimate does not include any monies that may be received by the Company related to the Continued Dumping and Subsidy Act of 2000 for the current year.

USAP REPORTS 2004 THIRD QUARTER RESULTS                               - Page 3 -

     The following factors were considered in developing these estimates:

O The Company's total backlog at September 30, 2004 approximated $60 million compared to $49 million at June 30, 2004, reflecting continued strength in all of the Company's markets.

O    Capital  improvements   implemented  in  the  second  and  third  quarters,
     including the addition of a reheat furnace to increase throughput at the Bridgeville blooming mill, should fully benefit the fourth quarter.

O Sales from the Dunkirk Specialty Steel segment are expected to approximate the 2004 third quarter sales of $9.5 million. Additional sales are dependent upon the level of inventory management initiatives implemented by the service center industry near the end of the year.

O The Company expects raw material costs to remain volatile for the balance of the year. Its electricity costs will increase by $200,000 per month in the fourth quarter due to a recent Public Utility Commission ruling that has reduced the number of off-peak power hours available to conduct its melting operations at the Bridgeville facility. The Company has retained a consultant to recommend energy-saving initiatives and is currently negotiating its 2005 energy contract.

     Mr.  McAninch  concluded:  "Our  Company  and our  industry  have  realized substantial improvement this year. Based on our own assessment of the marketplace and what we are currently hearing from our customers, we expect continued strength in our business at least through the first half of 2005."

Webcast
     A simultaneous Webcast of the Company's conference call discussing the 2004 third quarter and the fourth quarter 2004 outlook, scheduled at 10:30 a.m. (Eastern) today, will be available on the Company's website at WWW.UNIVSTAINLESS.COM, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 1:00 p.m. (Eastern) today and continuing through October 27th. It can be accessed by dialing 706-645-9291, passcode 1371941. This is a toll call.

About Universal Stainless & Alloy Products, Inc.
------------------------------------------------

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

USAP REPORTS 2004 THIRD QUARTER RESULTS                               - Page 4 -

Forward-Looking Information Safe Harbor
Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -

                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                              FINANCIAL HIGHLIGHTS
              (Dollars in thousands, except per share information)
                                   (Unaudited)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                For the Quarter Ended       For the Nine-Months Ended
                                                      September 30,                   September 30,
                                                  2004           2003              2004              2003
                                                  ----           ----              ----              ----
Net Sales

Stainless steel                            $    26,529     $   14,215       $    65,586      $     38,064
Tool steel                                       4,277          2,828            11,185             7,328
High-strength low alloy steel                    1,160            619             3,085             1,958
High-temperature alloy steel                       473            608             1,795             1,750
Conversion services                                707            247             1,635               845
Other                                              151            108               344               217
                                                -------        -------       -----------        ----------
Total net sales                                 33,297         18,625            83,630            50,162
Cost of products sold                           27,701         17,296            71,576            47,917
Selling and administrative expenses              1,873          1,507             5,348             4,425
                                                -------        -------       -----------        ----------
Operating income (loss)                          3,723           (178)            6,706            (2,180)
Interest expense                                  (108)          (100)             (302)             (289)
Other income                                       566             24               577                74
                                                -------        -------       -----------        ----------
Income (loss) before taxes                       4,181           (254)            6,981            (2,395)
Income tax provision (benefit)                   1,436           (133)            2,443            (1,251)
                                                -------        -------       -----------        ----------
Net income (loss)                          $     2,745    $      (121)   $        4,538     $      (1,144)
                                                =======        =======       ===========        ==========

Earnings (loss) per share - Basic          $      0.44    $     (0.02)   $         0.72    $        (0.18)
                                                =======        =======       ===========        ==========
Earnings (loss) per share - Diluted        $      0.43    $     (0.02)   $         0.71    $        (0.18)
                                                =======        =======       ===========        ==========
Weighted average shares of
Common Stock outstanding
    Basic                                    6,305,456      6,289,485         6,300,229         6,286,271
    Diluted                                  6,400,188      6,289,485         6,363,656         6,286,271

-----------------------------------------------------------------------------------------------------------
                           MARKET SEGMENT INFORMATION

                                                For the Quarter Ended       For the Nine-Months Ended
                                                      September 30,                   September 30,
                                                  2004           2003             2004              2003
                                                  ----           ----             ----              ----
Net Sales

Service centers                            $    13,443     $    7,478      $    35,616      $     22,333
Rerollers                                        9,208          5,246           21,465            13,285
Forgers                                          6,232          3,052           15,181             7,054
Original equipment manufacturers                 2,263          1,423            6,101             3,844
Wire redrawers                                   1,307          1,095            3,346             2,615
Conversion services                                707            246            1,635               844
Other                                              137             85              286               187
                                                -------        -------       ----------        ----------
Total net sales                            $    33,297     $   18,625       $   83,630      $     50,162
                                                =======        =======       ==========        ==========

Tons shipped                                    13,470          9,600           34,667            25,658
                                                =======        =======       ==========        ==========


                            BUSINESS SEGMENT RESULTS

Universal Stainless & Alloy Products Segment

                                                For the Quarter Ended       For the Nine-Months Ended
                                                      September 30,                 September 30,
                                                  2004           2003              2004               2003
                                                  ----           ----              ----               ----
Net Sales

Stainless steel                            $    18,373     $    9,805      $    45,469      $      24,865
Tool steel                                       4,155          2,744           10,902              6,924
High-strength low alloy steel                      575            313            1,387              1,184
High-temperature alloy steel                       451            438            1,526              1,463
Conversion services                                632            208            1,356                716
Other                                              146            108              298                202
                                                -------        -------       ----------        -----------
                                                24,332         13,616           60,938             35,354
Intersegment                                     6,867          2,552           14,588              7,714
                                                -------        -------       ----------        -----------

Total net sales                                 31,199         16,168           75,526             43,068
Material cost of sales                          14,999          6,247           33,923             15,887
Operation cost of sales                         11,990          8,362           32,733             24,733
Selling and administrative expenses              1,310          1,005            3,672              2,923
                                                -------        -------       ----------        -----------

Operating income (loss)                    $     2,900    $       554     $      5,198     $         (475)
                                                =======        =======       ==========        ===========


Dunkirk Specialty Steel Segment

                                                For the Quarter Ended       For the Nine-Months Ended
                                                      September 30,                  September 30,
                                                  2004           2003              2004              2003
                                                  ----           ----              ----              ----
Net Sales

Stainless steel                            $     8,156    $     4,410      $    20,117      $     13,199
Tool steel                                         122             84              283               404
High-strength low alloy steel                      585            306            1,698               774
High-temperature alloy steel                        22            170              269               287
Conversion services                                 75             39              279               129
Other                                                5              -               46                15
                                                -------        -------       ----------        ----------
                                                 8,965          5,009           22,692            14,808
Intersegment                                       519            216            1,572               596
                                                -------        -------       ----------        ----------

Total net sales                                  9,484          5,225           24,264            15,404
Material cost of sales                           4,716          3,170           12,095             8,723
Operation cost of sales                          3,042          2,285            8,645             6,884
Selling and administrative expenses                563            502            1,676             1,502
                                                -------        ------       -----------        ----------

Operating income (loss)                    $     1,163    $      (732)   $       1,848     $      (1,705)
                                                =======        =======       ==========        ==========



                           CONSOLIDATED BALANCE SHEET

                                                        September 30,         December 31,
                                                                2004                 2003
                                                                ----                 ----
Assets

Cash                                                  $          549   $           4,735
Accounts receivable, net                                      22,629              12,690
Inventory                                                     33,808              22,281
Other current assets                                           3,098               4,285
                                                         ------------       -------------

Total current assets                                          60,084              43,991
Property, plant & equipment, net                              40,225              40,176
Other assets                                                     472                 758
                                                         ------------       -------------

Total assets                                          $      100,781      $       84,925
                                                         ============       =============

Liabilities and Stockholders' Equity

Accounts payable                                      $       11,787      $        6,792
Bank overdrafts                                                  939                 813
Accrued employment costs                                       2,818                 833
Current portion of long-term debt                              1,931               1,944
Other current liabilities                                      1,030                 195
                                                         ------------       -------------

Total current liabilities                                     18,505              10,577
Bank revolver                                                  4,597                   -
Long-term debt                                                 4,150               5,599
Deferred taxes                                                 9,451               9,313
                                                         ------------       -------------

Total liabilities                                             36,703              25,489
Stockholders' equity                                          64,078              59,436
                                                         ------------       -------------

Total liabilities and stockholders' equity            $      100,781      $       84,925
                                                         ============       =============


                    CONSOLIDATED STATEMENT OF CASH FLOW DATA
                     For the Nine-Months Ended September 30,


                                                                   2004               2003
                                                                   ----               ----
Cash flows from operating activities:
  Net income (loss)                                      $        4,538         $   (1,144)
  Adjustments to reconcile to net cash
    provided by operating activities:
      Depreciation and amortization                               2,336              2,319
      Deferred taxes                                                480                670
      Tax benefit from exercise of stock options                      8                  -
  Changes in assets and liabilities:
      Accounts receivable, net                                   (9,939)            (2,167)
      Inventory                                                 (11,527)              (188)
      Trade accounts payable                                      4,995              2,559
      Accrued employment costs                                    1,985                243
      Refundable taxes                                            1,405               (930)
      Other, net                                                    553                227
                                                            ------------        -----------
Cash flow from (due to) operating activities                     (5,166)             1,589
                                                            ------------        -----------
Cash flow from investing activities:
  Capital expenditures                                           (2,377)              (713)
                                                            ------------        -----------
Cash flow due to investing activities                            (2,377)              (713)
                                                            ------------        -----------
Cash flows from financing activities:
  Net borrowings under revolving line of credit                   4,597                  -
  Proceeds from deferred loan agreement                               -                200
  Repayments of long-term debt                                   (1,462)            (1,451)
  Net change in bank overdrafts                                     126                235
  Proceeds from issuance of common stock                             96                 25
                                                            ------------        -----------
Cash flow from (due to) financing activities                      3,357               (991)
                                                            ------------        -----------
    Net cash flow                                        $       (4,186)   $          (115)
                                                            ============        ===========